EXHIBIT 10.16
                                                                         7900-02

                 LEASE SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT


     This Lease Schedule No. 1 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Lessee"), dated September 15, 1997.

     1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be September 15, 1997.

     3. Term: The Term shall commence on the Commencement Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

              a. The first payment under this Lease Schedule in an amount equal to $60,951.66 shall be due and payable on September 15, 1997.

              b. Payment of the Basic Rent in the amount of $60,951.66 shall be due on October 15, 1997 and on the 15th day of each month thereafter through and including August 15, 2001.

              c. In addition to the monthly Basic Rent due as set forth above, in accordance with Section 10.1 of the Lease, Lessee shall pay Lessor an amount equal to all applicable taxes, net of any tax credits, which may be imposed by any Federal, State or local authority from time to time.

     5. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:  September 15, 1997

LESSEE:                                        LESSOR:

THE MAJESTIC STAR CASINO, LLC,                 PDS FINANCIAL CORPORATION,
an Indiana limited liability company           a Minnesota corporation


By:   _____________________________            By:  ___________________________

Its:  _____________________________            Its: ___________________________

                                                                        7900-04

                 LEASE SCHEDULE NO. 2 TO MASTER LEASE AGREEMENT


     This Lease Schedule No. 2 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Lessee"), dated September 15, 1997.

     l. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be September 15, 1997.

     3. Term: The Term shall commence on the Commencement Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

              a. The first payment under this Lease Schedule in an amount equal to $48,062.38 shall be due and payable on September 15, 1997.

              b. Payment of the Basic Rent in the amount of $48,062.38 shall be due on October 15, 1997 and on the 15th day of each month thereafter through and including August 15, 2001.

              c. In addition to the monthly Basic Rent due as set forth above, in accordance with Section 10.1 of the Lease, Lessee shall pay Lessor an amount equal to all applicable taxes, net of any tax credits, which may be imposed by any Federal, State or local authority from time to time.

     5. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:  September 15, 1997

LESSEE:                                        LESSOR:

THE MAJESTIC STAR CASINO, LLC,                 PDS FINANCIAL CORPORATION,
an Indiana limited liability company           a Minnesota corporation


By:   _____________________________            By:  ___________________________

Its:  _____________________________            Its: ___________________________

                                                                         7900-05

                 LEASE SCHEDULE NO. 3 TO MASTER LEASE AGREEMENT


     This Lease Schedule No. 3 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION, a Minnesota corporation ("Lessor"), and THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Lessee"), dated September 15, 1997.

     1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be September 15, 1997.

     3. Term: The Term shall commence on the Commencement Date and shall continue for 48 consecutive months.

     4. The Basic Rent due each month during tile Term for the Equipment described herein is as follows:

              a. The first payment under this Lease Schedule in an amount equal to $21,387.43 shall be due and payable on September 15, 1997.

              b. Payment of the Basic Rent in the amount of $21,387.43 shall be due on October 15, 1997 and on the 15th day of each month thereafter through and including August 15, 2001.

              c. In addition to the monthly Basic Rent due as set forth above, in accordance with Section 10.1 of the Lease, Lessee shall pay Lessor an amount equal to all applicable taxes, net of any tax credits, which may be imposed by any Federal, State or local authority from time to time.

     5. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:  September 15, 1997

LESSEE:                                        LESSOR:

THE MAJESTIC STAR CASINO, LLC,                 PDS FINANCIAL CORPORATION,
an Indiana limited liability company           a Minnesota corporation


By:   _____________________________            By:  ___________________________

Its:  _____________________________            Its: ___________________________

                           AMENDMENT TO SALES ORDERS

DATE:    September 15, 1997

PARTIES: Seller:                            Buyer:
         IGT                                The Majestic Star Casino, LLC d/b/a
         9295 Prototype Drive               Majestic Star Casino
         Reno, Nevada 89511                 One N. Buffington Harbor
                                            Gary, Indiana 46406
         Assignee:
         PDS Financial Corporation
         Suite 300
         6442 City West Parkway
         Minneapolis, NW 55344

         WHEREAS, The Majestic Star Casino, LLC d/b/a Majestic Star Casino, an Indiana limited liability company ("Majestic") and IGT, a Nevada corporation ("IGT"), entered into that certain agreement to purchase equipment dated April 5, 1996 referencing Sales Order No. 111513 (the "Sales Order No. 1") as modified by that certain Modification Of Agreement dated September 12, 1996 (the "Modification No. 1") and that agreement to purchase equipment dated May 5, 1996 referencing Sales Order No. 112272 (the "Sales Order No. 2") as modified by that certain Modification Of Agreement Dated September 12, 1996 (the "Modification No. 2") and that certain agreement to purchase equipment dated April 15, 1996 referencing Sales Order No. 112276 (the "Sales Order No. 3") as modified by that certain Modification Of Agreement dated September 12, 1996 (the "Modification No. 3") (Sales Order No. 1, Modification No. 1, Sales Order No. 2, Modification No. 2, Sales Order No. 3, and Modification No. 3 are occasionally hereinafter collectively the "Sales Agreements") for the sale by IGT and the purchase by Majestic of certain equipment described in the Sales Agreements (the "Equipment"). The Sales Agreements provide terms and conditions for payment of the purchase prices for the Equipment as well as other terms and conditions relating thereto.

         WHEREAS, IGT has assigned to PDS Financial Corporation, a Minnesota corporation ("PDS") all of IGT's right, title and interest in and to the payments due and to become due under the Sales Agreements and a first priority perfected purchase money security interest in and to the Equipment but none of IGT's obligations under the Sales Agreements;

         WHEREAS, the parties hereto desire to amend the payment terms under the Sales Agreements so that the payments due under the Sales Agreements shall be due and payable as more particularly provided herein; and

         WHEREAS Majestic acknowledges and agrees, for valuable consideration,
(a) that this Amendment To Sales Orders ("Amendment") is in substitution and replacement of the payment terms of the Sales Agreements; (b) that all capitalized terms in this Amendment, if not defined herein, shall have the meaning ascribed respectively to such terms in the Sales Agreements; (c) that all of the provisions of the Sales Agreements are incorporated herein by reference; and (d) to assume and to pay the payments as evidenced in this Amendment as herein modified, and to comply with all other terms of the Sales Agreements as hereby modified, as if such terms were repeated herein, as well as the terms and provisions of any other documents executed by Majestic in connection herewith (the Sales Agreements, this Agreement, and any and all documents and instruments executed in connection therewith and herewith are hereinafter collectively referred to as the "Collateral Documents").

         NOW THEREFORE, for value received, the parties hereto agree as follows:

         1. The aforesaid Whereas clauses are incorporated herein as though more fully stated in their entirety.

         2. The terms of payment under the Sales Agreements are amended and consolidated as follows:

                  The total amount of indebtedness due under the Sales Agreements (the "Indebtedness") is THREE MILLION EIGHT HUNDRED FIVE THOUSAND SEVENTY AND 78/100 DOLLARS ($3,805,070.78) together with interest on the unpaid principal balance from and after the date of this Amendment at the annual rate of interest of eleven and one-half percent (11.5%) per annum payable in forty-two (42) payments as follows:

                  (1) On October 15, 1997, there shall be paid an installment of ONE HUNDRED TEN THOUSAND FOUR HUNDRED SEVENTY-SEVEN AND 01/100 DOLLARS
                           ($110,477.01) and on the 15th day of each month thereafter up to and including February 15, 2001, there shall be paid an installment payment of ONE HUNDRED TEN THOUSAND FOUR HUNDRED SEVENTY-SEVEN AND 01/100 DOLLARS ($110,477.01).

                  (2) On March 15, 2001 there shall be paid an installment payment of ONE HUNDRED TEN THOUSAND FOUR HUNDRED SEVENTY-SEVEN AND 01/100 DOLLARS ($110,477.01), together with any unpaid principal balance plus accrued interest thereon.

                  (3) The installment payments required to be made monthly shall be processed through Automated Monthly Withdrawals (ACH) implemented and maintained by PDS or PDS's assignee.

                  (4) Majestic may prepay the balance of the Indebtedness, in whole but not in part, upon thirty (30) days advance written notice, so long as Majestic pays a prepayment premium equal to 2.25% of the outstanding balance as of such prepayment.

         3. Other Terms. In addition to the terms and conditions of the Sales Agreements, the above amended payment terms are subject to the following terms and conditions:

                  (1) The Collateral Documents are in full force and effect and there are no defaults, or events which with the giving of notice and the passage of time would constitute events of default, under the Collateral Documents.

                  (2) In the event of any claim concerning the location, installation or repair, warranties, or use of the property or any other claim concerning the Equipment, regardless of cause or consequence, Buyer's sole remedy, if any, shall be against the manufacturer of the Equipment.

                  (3) PDS shall not be liable for any direct, indirect, incidental, or consequential damages, including but not limited to loss of use, revenue, or prospective profits, resulting from operation, use, misuse or malfunction of the Equipment.
                           PDS DISCLAIMS ALL WARRANTIES, BOTH EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CAPACITY, AND PERFORMANCE, WITH RESPECT TO THE EQUIPMENT, AND ANY ACCOMPANYING ORAL OR WRITTEN MATERIALS OR INSTRUCTIONS.

                  (4) If any provision of this Amendment is held invalid or unenforceable, it shall be considered deleted from this Amendment, and such invalidity shall not affect the other provisions which shall be given effect in the absence of the invalid provisions, and to this end, the provisions of this Amendment are declared to be severable.

                  (5) Time is of the essence in this Amendment and this Amendment constitutes the entire agreement between the parties and may not be amended except in writing signed by all parties hereto. There are no other written or oral agreements, representations, or understandings of any kind. If there is any apparent inconsistency, ambiguity, or conflict between the terms of this Amendment and the

                           Sales Agreements, this Amendment shall take precedence.

                  (6) Each person executing this Amendment warrants to all parties hereto that this Amendment contains all signatures and formalities necessary to bind the parties hereto and that each person executing this Amendment is authorized and has received full authority, approval, and direction to execute and deliver this Amendment on behalf of the party for which he signs.

                  (7) Notwithstanding any other provision in this Amendment, this Amendment and all of the terms, conditions, and obligations of this Amendment are contingent upon the review and approval of this Amendment by the Indiana Gaming Commission and any other necessary governmental authority, as well as their approval of the Equipment; the sale and shipment of the Equipment by IGT; and for the Buyer to possess and use the Equipment. The parties acknowledge and agree that this Amendment is solely for commercial or business purposes.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

THE MAJESTIC STAR CASINO, LLC,                        PDS FINANCIAL CORPORATION,
D/B/A MAJESTIC STAR CASINO,                           a Minnesota corporation
an Indiana limited liability company

By:   ________________________________________        By:  ________________________________________


Name: ________________________________________        Name:________________________________________


Its:  ________________________________________        Its: ________________________________________


Date: ________________________________________        Date:________________________________________

IGT, a Nevada corporation


By:   ________________________________________


Name: ________________________________________


Its:  ________________________________________


Date: ________________________________________